UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 13, 2008

HARRIS & HARRIS GROUP, INC.

(Exact name of registrant as specified in its charter)

New York	0-11576	13-3119827
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West 57th Street
New York, New York 10019

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (212) 582-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 13, 2008, Harris & Harris Group, Inc. (the “Company”) released the Annual Letter to Shareholders for 2007, which is available on the Company’s website, www.TinyTechVC.com.

Forward-Looking Statements

The Annual Letter to Shareholders may contain statements of a forward-looking nature relating to future events. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions.  These statements reflect the Company's current beliefs, and a number of important factors could cause actual results to differ materially from those expressed in the Annual Letter to Shareholders. Please see the Company's Registration Statement on Form N-2 and Annual Report on Form 10-K for the year ended December 31, 2007, as well as subsequent SEC filings, filed with the Securities and Exchange Commission for a more detailed discussion of the risks and uncertainties associated with the Company's business, including but not limited to the risks and uncertainties associated with venture capital investing and other significant factors that could affect the Company's actual results.  Except as otherwise required by Federal securities laws, Harris & Harris Group, Inc., undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Additional Information

Shareholders are advised to read the Company’s Proxy Statement for the 2008 Annual Meeting of Shareholders when it becomes available because it contains important information. The Company’s proxy statement will be available, free of charge, on the Securities and Exchange Commission’s website (www.sec.gov) and on the Company’s website (www.TinyTechVC.com). Additional information about the Company, such as the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, are also available free of charge at www.sec.gov and www.TinyTechVC.com. The reference to the websites www.TinyTechVC.com and www.sec.gov have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99	Annual Letter to Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2008	HARRIS & HARRIS GROUP, INC.

By: /s/ Charles E. Harris
Charles E. Harris
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Annual Letter to Shareholders